SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2004


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-25509                42-1485449
         --------                         -------                ----------
(State or other jurisdiction)     (Commission File No.)      (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:329 Pierce Street, Sioux City, Iowa 51101
                                       -----------------------------------------


Registrant's telephone number, including area code:(712) 277-0200
                                                   --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)



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Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          Exhibit No.             Description
          -----------             -----------

            99.1                  Press release dated January 20, 2004


Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     First Federal Bankshares, Inc. (the "Company") announced earnings for the three months and six months ended December 31, 2003 and declared a dividend. Please see Press Release dated January 20, 2004, a copy of which is included as
Exhibit 99.1.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANKSHARES, INC.


DATE:  January 20, 2004               By:  /s/Barry Backhaus
                                           -----------------
                                           Barry Backhaus
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

         Exhibit 99.1 Press Release of First Federal Bankshares, Inc. dated January 20, 2004.